UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2016

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01    REGULATION FD DISCLOSURE.
On October 25, 2016, BofI Federal Bank ("BofI" or "Bank"), the banking subsidiary of BofI Holding, Inc. (NASDAQ: BOFI) ("Registrant"), entered into agreements with certain subsidiaries of H&R Block, Inc., MetaBank, and Specialty Consumer Services, L.P. to perform certain disbursement and repayment services and provide up to $700 million of funding of interest-free Refund Advance loans to tax preparation customers in H&R Block’s retail locations for the 2017 tax season.
BofI will receive revenue from fees earned funding the Refund Advance product and from potential incremental volume derived from usage of the Bank’s Refund Transfer and Emerald Card products.
Block Financial LLC, a wholly-owned indirect subsidiary of H&R Block, Inc., has provided BofI with limited guaranties up to $34 million in the aggregate, subject to specified thresholds. BofI expects that only an immaterial amount of the guaranties will be called upon under anticipated loss scenarios.
This Form 8-K and the copy of the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information is presented as of October 26, 2016, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement
Statements contained in this Form 8-K and press release that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit	Description
99.1	Press Release issued October 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date:	October 26, 2016	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer